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                                                                    EXHIBIT 10.7
                                                                [Execution Copy]


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (this "Agreement"), dated as of July 31, 2002, is made and entered into by THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company"), and each of the Subsidiaries which is a signatory hereto or which subsequently becomes a party hereto in accordance with the terms hereof (together, with the Company, the "Pledgors"), in favor of Citibank, N.A., as collateral trustee ("Collateral Trustee") for the benefit of the holders of the Secured Obligations (as defined in Section 2 below).

                             PRELIMINARY STATEMENTS

         A. The Company and/or its Subsidiaries have entered into multiple financing transactions with groups of lenders and financial institutions (collectively, referred to herein as the "Financial Institutions"). Such financing transactions are governed by the credit and security documents more fully described in Schedule V hereto (such documents being collectively referred to herein, as the same may be amended and modified from time to time, as the "Credit Documents"). "Borrowers" as used herein shall mean the borrowers under any one or more of the Credit Documents, and "Obligors" shall mean collectively, the Borrowers and all other Persons who guarantee or otherwise are liable for any portion of the Secured Obligations.

         B. The Company, several of its Subsidiaries and Citibank, N.A., as collateral trustee have entered into a Collateral Trust Agreement dated as of July 31, 2002 (the "Collateral Trust Agreement"), which provides for collateral to be held by Citibank, N.A., as collateral trustee for the benefit of the Financial Institutions.

         C. It is a condition to certain transactions under the Credit Documents, that each of the Pledgors shall have executed and delivered this Agreement.

         D. The Company is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Company has made capital contributions and advances to each of the Pledgors other than the Company. Other than the Company each of the Pledgors is a wholly owned Subsidiary of the Company and will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Documents.

                                    AGREEMENT

         Therefore, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, each of the Pledgors hereby agrees with Collateral Trustee for the benefit of the Collateral Trustee and the other Financial Institutions as follows:

         1. Pledge. To secure the Secured Obligations (as defined in Section 2 below), each Pledgor hereby TRANSFERS, GRANTS, BARGAINS, SELLS, CONVEYS, HYPOTHECATES, SETS OVER, DELIVERS AND PLEDGES to the Collateral Trustee for the


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benefit of the Financial Institutions, and GRANTS to the Collateral Trustee, for
the benefit of the Financial Institutions, a security interest in all of such Pledgor's right, title and interest of every kind and character now owned or hereafter acquired, created or arising in and to the following (the "Pledged Collateral"):

                  (a) the Pledged Shares (as defined below);

                  (b) all shares of capital stock, general and limited partnership interests, limited liability company interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction, and any evidence of the foregoing, together with any property and rights derivative thereof, acquired, received or owned by any Pledgor, which, on or after the date of this Agreement, is or becomes, as a result of any occurrence, a Subsidiary of any Pledgor or of the Company;

                  (c) all certificates and similar evidence of ownership representing the Pledged Collateral;

                  (d) all cash dividends, stock dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Collateral; and

                  (e) all additions to and substitutions for any of the foregoing and all products and proceeds of any of the Pledged Collateral, together with all renewals and replacements of any of the Pledged Collateral, all accounts, accounts receivable, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the Pledged Collateral.

         "Pledged Shares" means, with respect to each Pledgor, all shares described in Schedule I as being held by such Pledgor, as amended from time to time, together with all rights, contingent or otherwise, of such Pledgor to acquire shares in the entities or organizations represented by the shares described in Schedule I (whether such shares are described as being held by such Pledgor or not), as amended from time to time, and all rights to receive cash dividends, stock dividends, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, options, warrants, calls, commitments, securities accounts, security entitlements, and all new securities and other property which such Pledgor now owns or may hereafter become entitled to receive on account of the foregoing or with respect to any such entities or organizations;

         TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Trustee, its successors and assigns, on behalf of the Financial Institutions, forever; subject, however, to the terms, covenants and conditions set forth in this Agreement and is subject in all cases to the limitations more fully set out in Section 2.2 of Collateral Trust Agreement.

         2. Security for Obligations. The security interests and other rights granted pursuant to Section 1 secure, and the Pledged Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of



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the Secured Obligations. As used in this Agreement the "Secured Obligations"
shall mean the Guaranteed Obligations and Bonds (as such term is defined in the Collateral Trust Agreement). Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no letters of credit may at certain times be outstanding under the Credit Documents, the Liens granted hereunder to the Collateral Trustee shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the commitments, however described, under the Credit Documents, the repayment of all obligations due with respect to the bonds and the expiration or termination of all outstanding letters of credit provided under the Credit Documents (all such commitments, repayment obligations and outstanding letters of credit are referred to herein as the "Credit Document Commitments").

         3. Delivery of Pledged Collateral. Subject only to the exception set forth in Section 6(a)(ii), the Pledged Collateral and all certificates, instruments and property representing or evidencing the Pledged Collateral shall, on or before the date of this Agreement (with respect to all Pledged Collateral owned by a Pledgor on the date of this Agreement) or within two Business Days of a Pledgor's actual or constructive receipt of such Pledged Collateral (with respect to Pledged Collateral received after the date of this Agreement), be delivered to and held by or on behalf of the Collateral Trustee pursuant to this Agreement and shall be in suitable form for transfer of ownership and possession by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee. The Collateral Trustee shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or any of its nominees, any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor specified in Section 6(a) hereof. In addition, the Collateral Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         4. Representations, Warranties and Covenants. Each Pledgor represents, warrants and covenants, to the Collateral Trustee and the other Financial Institutions, as follows:

                  (a) Such Pledgor (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (ii) is duly qualified and in good standing in every jurisdiction in which the nature of its business makes such qualification necessary and where the failure to so qualify has a reasonable likelihood of having a material adverse effect; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate or articles of incorporation, by-laws and similar organizational documents; (v) is not in default under any material agreement such that there is a reasonable likelihood of such default having a material adverse effect; (vi) is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a material adverse effect) with all legal requirements; and (vii) together with the other Pledgors and the Company, forms part of a group of companies that are closely related legally and economically, each deriving benefits from the other, and the execution, delivery and performance of this Agreement is conducive to the business interests of such Pledgor and its pursuit of profits and continuity.



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                  (b) Each Person listed on Schedule I hereto: (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate or articles of incorporation, by-laws and similar organizational documents; and
(v) is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a material adverse effect) with all legal requirements.

                  (c) The execution, delivery, and performance by such Pledgor of this Agreement (i) are within such Pledgor's corporate power; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene such Pledgor's certificate or articles of incorporation or by-laws or other organizational documents; (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties except for the Lien created by this Agreement; and (v) do not conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which such Pledgor is a party or by which such Pledgor or any of its property is bound.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Pledgor of this Agreement or for the validity or enforceability thereof.

                  (e) This Agreement is a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy insolvency or other similar occurrence with respect to such Pledgor.

                  (f) There is no pending or, to the best knowledge of any Pledgor, threatened action, suit or proceeding affecting any Pledgor before or by any Governmental Authority which has any reasonable likelihood of calling into question this Agreement, the security interest granted hereby, enforceability of this Agreement, or the rights of any Pledgor to enter into this Agreement.

                  (g) Such Pledgor is not a party to any contractual obligation the performance of which either unconditionally or upon the happening of an event, will result in the creation of a Lien on such Pledgor's property or assets (other than in favor of the Financial Institutions).

                  (h) All statements made to the Financial Institutions by or on behalf of such Pledgor or any Obligor which is a Subsidiary of such Pledgor before, concurrently with or after the execution of this Agreement with respect to the Pledged Collateral are and will be true, correct, complete, valid and genuine in all material respects. No statement contained in any certificate, schedule, list, financial statement or other papers furnished to any Financial Institution by or on behalf of such Pledgor or any such Obligor contains (or will contain) any



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untrue statement of material fact or omits (or will omit) to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (i) The shares described on Schedule I include all of the authorized, issued and outstanding shares of capital stock of each of the companies listed thereon and the rights to acquire shares in such companies. Such Pledgor is the sole legal and equitable owner and holder of the Pledged Shares shown to be owned by such Pledgor on Schedule I, which are free and clear of all Liens, or rights or interests of any other Person, of every kind and nature except for the Lien created by this Agreement. The shares of stock described in the first sentence of this paragraph are duly authorized, validly issued, fully paid, non-assessable, and free from any restriction on transfer, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. There are no options, warrants, financing statements, calls or commitments of any character relating to the Pledged Shares, nor are there any rights of first refusal, voting trusts, voting agreements or similar agreements relating to the Pledged Shares. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof. Appropriate financing statements will be filed in favor of the Collateral Trustee in the offices described on Schedule II hereto.

                  (j) When additional Pledged Collateral of such Pledgor is delivered to the Collateral Trustee in accordance with Section 3, such Pledgor will be the legal and equitable owner of such Pledged Collateral free and clear of all Liens, or rights or interests of any other Person, of every kind and nature including any state or federal tax liens, except for the Lien created by this Agreement; each share of stock comprising such Pledged Collateral will have been duly authorized and validly issued and will be fully paid and non-assessable and free from any restriction on transfer; and such Pledgor will have legal title to such Pledged Collateral and power to pledge, assign and deliver such Pledged Collateral in the manner contemplated by this Agreement.

                  (k) Such Pledgor will (i) cause each issuer of shares of stock comprising Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the shares of stock comprising the Pledged Collateral issued by such issuer, except for stock and other securities issued to such Pledgor or another Pledgor and subject to this Agreement, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interest covered by Section 1(b) hereof.

                  (l) Each Pledgor agrees that it (i) shall not sell, assign, transfer, pledge, mortgage, hypothecate, dispose of or encumber, or grant any option or warrant or Lien or right with respect to, or permit any Liens to arise with respect to, the Pledged Collateral, any of its rights in or to the Pledged Collateral and any portion thereof, except for the pledge thereof provided for in this Agreement, and (ii) shall not permit any issuer of shares of stock comprising Pledged Collateral to terminate its corporate existence, to be a party to any merger or consolidation, or to sell, lease or dispose of all or substantially all of its assets and properties in a single transaction or series of related transactions.



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                  (m) Such Pledgor has and will defend the title to the Pledged
Collateral held by it and the Liens created by this Agreement against all claims and demands of any Person at any time claiming the Pledged Collateral or any interest therein and will maintain and preserve such Liens until the termination of this Agreement.

         5. Further Assurances.


                  (a) Each Pledgor agrees that, at any time and from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Trustee may reasonably request, in order to create, maintain, perfect and protect any security interest, pledge, or hypothecation granted or purported to be granted by this Agreement, to enable the Collateral Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral, and to assure the transferability by the Collateral Trustee and its successors of the Pledged Collateral. Each Pledgor agrees that it shall notify the Collateral Trustee in writing, at least two (2) weeks in advance of the date that it changes the location of any office or place of business in the United States or establishes any new office or place of business. Each Pledgor agrees that it shall not move or establish its chief executive office in any place different from its current location or change its state of incorporation or organization without the Collateral Trustee's prior written consent.

                  (b) Subject only to the exception set forth in Section 6(a)(ii), each Pledgor shall, with respect to any investment property constituting Pledged Collateral (i) cause the Collateral Trustee to have a first priority security interest in and sole "control", as defined in the UCC, of such investment property, together with all proceeds thereof, and (ii) at the Collateral Trustee's request from time to time, each Pledgor shall instruct (and hereby instructs) any third party holding such Pledged Collateral to obey only the instructions and entitlement orders of the Collateral Trustee with respect to such Pledged Collateral and any proceeds thereof. Except as the Collateral Trustee may otherwise permit in writing, no Pledgor shall have any right to cause the withdrawal, application or transfer of any financial assets or security entitlements with respect to the Pledged Collateral, and no Pledgor shall give any instructions or entitlement orders with respect to them.

                  (c) Without limiting the generality of the foregoing provisions, each Pledgor agrees that upon obtaining any additional shares or other equity interests of any issuer of the Pledged Collateral, shares or other equity interests in the entities described in Section 1(b) or any other shares, equity interests or other securities constituting Pledged Collateral, it shall promptly (and in any event within two (2) Business Days) deliver to the Collateral Trustee (i) such shares, equity interests or other securities, (ii) a duly executed but blank stock power in the form of Schedule III, or otherwise acceptable to Collateral Trustee, for each certificate representing such additional Pledged Collateral, and (iii) a duly executed Pledge Agreement Supplement in substantially the form of Schedule IV (a "Pledge Agreement Supplement") or as may otherwise be required by the Collateral Trustee identifying the additional shares which are pledged pursuant to this Agreement. Each Pledgor authorizes the Collateral Trustee to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares, equity interests or other securities listed on any Pledge Agreement Supplement delivered to the Collateral Trustee shall for all purposes constitute Pledged Collateral.



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                  (d) Each Pledgor will cause to be paid before delinquency all taxes, charges, liens and assessments at any time levied or assessed against the Pledged Collateral held by it, or any part thereof, or against any Financial Institution for or on account of the Pledged Collateral or the interest created by this Agreement, and will furnish the Collateral Trustee with receipts showing payment of such taxes and assessments at least five (5) days before the applicable default date therefor.

                  (e) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced by this Agreement shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, each Pledgor agrees that it will take all necessary and proper steps for the defense of such legal proceedings. The Collateral Trustee is authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced by this Agreement, and the Secured Obligations include all expenses so incurred of every kind and character.

                  (f) Regarding any proceedings relating to the Pledged Collateral, or any portion thereof, the Collateral Trustee may participate therein, and each Pledgor agrees that it shall from time to time deliver to the Collateral Trustee all instruments reasonably requested by it to permit such participation. Each Pledgor agrees that it shall, at its expense, diligently prosecute any such proceedings and shall consult with the Collateral Trustee, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

         6. Voting Rights; Dividends; Etc.

                  (a) So long as no default or event of default, however denominated, under any Credit Document (an "Event of Default") has occurred:

                           (i) A Pledgor shall be entitled to exercise any and
                  all voting and/or other consensual rights pertaining to its respective Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement or the Credit Documents; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right with the intent of causing a material adverse effect.

                           (ii) A Pledgor shall be entitled to receive and
                  retain any and all dividends paid in respect of the Pledged Collateral, other than any and all:

                                    (A) dividends paid or payable other than in
                           cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                    (B) dividends and other distributions paid
                           or payable in cash in respect of any Pledged
                           Collateral in 0 connection with a partial or total liquidation or dissolution or in connection with a return of capital, capital surplus or paid-in-surplus, and



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                                    (C) cash paid, payable or otherwise
                           distributed in redemption of, or in exchange for, any Pledged Collateral,

                  and all of the foregoing described dividends, if any, received by any Pledgor, (i) shall be received in trust for the benefit of the Collateral Trustee and segregated from the other property or funds of such Pledgor and (ii) shall be forthwith delivered to the Collateral Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                           (iii) The Collateral Trustee shall execute and
                  deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above.

         Regardless of a Pledgor's right described above to receive and retain certain rights and property, such rights and property nonetheless secure the repayment of the Secured Obligations and are a part of the Pledged Collateral.

                  (b) Upon the occurrence and during the continuation of an Event of Default and notice thereof to the Company, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i), and to receive all dividends which it may be entitled to receive under Section 6(b)(ii), and the obligations of the Collateral Trustee under Section 6(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other rights.

                  (c) In order to permit the Collateral Trustee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b), each Pledgor agrees that it shall, from time to time execute and deliver to the Collateral Trustee appropriate documents and instruments as the Collateral Trustee may request. To this end, each Pledgor hereby irrevocably constitutes and appoints the Collateral Trustee the proxy and attorney-in-fact of each Pledgor, with full power of substitution, to vote, and to act with respect to, any and all Pledged Collateral standing in the name of such Pledgor or with respect to which such Pledgor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until payment in full in cash of the Secured Obligations, the termination of the Credit Document Commitments.

         7. Collateral Trustee's Rights and Appointed as Attorney-in-Fact. The provisions of Article 5 of the Collateral Trust Agreement shall inure to the benefit of Collateral Trustee in respect of this Agreement and shall be binding upon the parties hereto. Each Pledgor hereby appoints the Collateral Trustee such Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Trustee's discretion, subject to Section 6, to take any action and to execute any document or instrument which the Collateral Trustee may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without



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limitation, to receive, endorse and collect all instruments made payable to such
Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Collateral Trustee's liability, if any, otherwise arising under applicable law shall be limited to amounts actually received as a result of the exercise of the powers granted to it herein. No Collateral Trustee or Financial Institution, and no officer, director, employee or collateral trustee of the Collateral Trustee or any Financial Institution, shall be responsible to any Pledgor for any act or failure to act hereunder, except that any such Person shall be responsible for its own gross negligence or willful misconduct.

         8. Collateral Trustee May Perform. The Collateral Trustee is authorized to perform, or cause performance of, any agreement contained herein in the event that a Pledgor fails to timely perform the same, and the reasonable expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Pledgor or by the Company. The Collateral Trustee is further authorized in its discretion to take any other action, either on its own behalf or on behalf of a Pledgor (and as regards actions taken on behalf of a Pledgor, this authorization is irrevocable and is an agency coupled with an interest), as the Collateral Trustee may elect, which the Collateral Trustee may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Collateral Trustee hereunder. The powers conferred on the Collateral Trustee pursuant to this Agreement are conferred solely to protect the Collateral Trustee and Financial Institutions' interest in the Pledged Collateral and shall not impose any duty or obligation on the Collateral Trustee or any Financial Institution to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Agreement constitutes a retention of collateral in satisfaction of indebtedness.

         9. No Responsibility for Certain Actions; Indemnity. Neither the Collateral Trustee nor any other Financial Institution shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Trustee or any other Financial Institution has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve any rights against any Person with respect to any Pledged Collateral or (c) supervising, monitoring or controlling any aspect of the character or condition of any of the Pledged Collateral or any operations conducted in connection with it for the benefit of a Pledgor or any other Person. Each Pledgor agrees to indemnify, defend and hold Collateral Trustee, Financial Institutions, each of their respective shareholders, directors, officers, agents, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from this Agreement or any transaction or event contemplated in it (except that such indemnity shall not be paid to any Indemnified Party to the extent such loss, etc. directly results from the gross negligence or willful misconduct of such Indemnified Party).

         10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:



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                  (a) The Collateral Trustee may exercise in respect of the
Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the UCC, and, subject to applicable regulatory and legal requirements, the Collateral Trustee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable. Upon consummation of any such sale, the Collateral Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor, for itself and for its successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby WAIVES all rights of extension, redemption, stay, valuation and appraisal, and any similar right arising under the law of any country, which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby WAIVES any claims against the Collateral Trustee arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. At any public sale made pursuant to this Section 10, any Financial Institution may bid for or purchase, free from any right of redemption, stay or appraisal, and any similar right arising under the law of any country, on the part of any Pledgor (all said rights being also hereby WAIVED and released by each Pledgor), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Obligor and/or any Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (i) a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof,
(ii) the Collateral Trustee shall be free to carry out such sale pursuant to such agreement and (iii) no Pledgor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Trustee may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 10 shall be deemed to conform to the commercially reasonable standards as provided in the UCC. Each Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Trustee deems necessary or advisable in order that any such sale may be made in compliance with applicable law.

                  (b) The Collateral Trustee shall have all the rights of a secured party after default under the UCC and in conjunction with and in addition to such rights and remedies:

                           (i) it shall not be necessary that the Pledged
                  Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section 10;

                           (ii) to the extent the sale of Pledged Collateral is
                  insufficient to satisfy the Secured Obligations, the Obligors shall remain liable for any deficiency;

                           (iii) the sale by the Collateral Trustee of less than
                  the whole of the Pledged Collateral shall not exhaust the rights of the Collateral Trustee hereunder, and the Collateral Trustee is specifically empowered to make successive sale or sales hereunder until the whole of the Pledged Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Pledged Collateral shall be less than the aggregate of the Secured Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Collateral just as though no sale had been made;

                           (iv) in the event any sale hereunder is not completed
                  or is defective in the opinion of the Collateral Trustee, such sale shall not exhaust the rights of the Collateral Trustee hereunder and the Collateral Trustee shall have the right to cause a subsequent sale or sales to be made hereunder; and

                           (v) demand of performance, advertisement and presence
                  of property at sale are hereby WAIVED and the Collateral Trustee is hereby authorized to sell hereunder any financial asset it may hold as security for the Secured Obligations. All demands and presentments of any kind or nature are expressly, WAIVED by each Pledgor. Each Pledgor hereby WAIVES the right to require the Collateral Trustee to pursue any other remedy for the benefit of such Pledgor and agrees that Collateral Trustee may proceed against any Person for the amount of the Secured Obligations owed to the Collateral Trustee without taking any action against any other Person and without selling or otherwise proceeding against or applying any of the Pledged Collateral in the Collateral Trustee's possession.

                  (c) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and agrees that such circumstances shall not be a factor in determining whether such sale has been made in a commercially reasonable manner. The Collateral Trustee shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if a Pledgor would agree to do so.

                  (d) If the Collateral Trustee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, and shall cause each of its Subsidiaries to, from time to time, furnish to the Collateral Trustee all such information as the Collateral Trustee may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Collateral Trustee as exempt transactions under the Securities Act of 1933 and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (e) Any cash held by the Collateral Trustee as Pledged Collateral and all cash proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be at Collateral Trustee's discretion either held as Pledged Collateral or applied by the Collateral Trustee to the Secured Obligations in the manner determined by Collateral Trustee in its sole discretion.

                  (f) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Obligations, or any part thereof, or otherwise benefiting the Financial Institutions, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                  (g) The Financial Institutions may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Obligations, in whole or in part, and in such portions and in such order as may seem best to such Financial Institution in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         11. Expenses. Each Pledgor agrees that it will upon demand pay to the Collateral Trustee the amount of any and all reasonable costs, disbursements and expenses of every character, including without limitation the reasonable fees and expenses of its counsel (including the reasonable allocated cost of in house counsel), and of any experts, incurred or expended by the Collateral Trustee from time to time in connection with: (a) the preparation, negotiation, documentation, closing, renewal, revision, modification, renegotiation or review of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Collateral Trustee or any other Financial Institution hereunder, or (d) the failure by a Pledgor to perform or observe any of the provisions hereof.

         12. Amendments, Etc. Any amendment or waiver to this Agreement or any provision hereof shall only be effective to the extent such amendment or waiver
(a) complies with all requirements of an amendment to the Collateral Trust Agreement including those requirements set forth in Section 6.2 of the Collateral Trust Agreement and (b) is executed by the Persons that would be required to execute a like amendment of the Collateral Trust Agreement. Furthermore, all amendments and waivers to this Agreement will be subject to the limitations and restrictions applicable to amendments and waivers of the Collateral Trust Agreement. The waiver of any default may be made without waiving any other prior or subsequent default, and the Collateral Trustee may remedy any default, without waiving the default remedied. The failure by the Collateral Trustee to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Collateral Trustee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No notice to nor demand on a Pledgor in any case shall of itself entitle a Pledgor to any other or further notice or demand in similar or other circumstances. Acceptance by the Collateral Trustee of any payment in an amount less than the amount then due on the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. No waiver, release, consent by Collateral Trustee pursuant to this Agreement shall affect or impair the rights of a Financial Institution against any third party, except to the extent specifically agreed to by such Financial Institution in such writing.

         13. Address for Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder shall be given in accordance with the terms of Section 6.4 of the Collateral Trust Agreement; however, any notice to a Pledgor shall be effective if delivered to the Company.

         14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination of the Credit Document Commitments and payment in full in cash of the Secured Obligations; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations is rescinded or reduced in amount, or must otherwise be restored by the Collateral Trustee or any other Financial Institution upon the insolvency, bankruptcy, or reorganization of the Company or otherwise, all as though such payment had not been made; (c) be binding upon each Pledgor, its successors and assigns, and any trustee, receiver, or conservator of a Pledgor, and any successors in interest of a Pledgor in and to all or any part of the Pledged Collateral; and (d) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee, the other Financial Institutions and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), the Collateral Trustee and/or any Financial Institution may assign or otherwise transfer its rights and obligations under the Credit Documents to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Collateral Trustee and/or Financial Institution herein or otherwise. Upon the completion of both
(i) the termination of the Credit Document Commitments and (ii) the payment in full in cash of the Secured Obligations, the Company shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         15. Security Interest and Obligations Absolute. Each Pledgor agrees that it will perform its obligations hereunder strictly in accordance with the terms of this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any of the Financial Institutions with respect thereto. The obligations of each Pledgor under this Agreement are independent of the obligations of the Company, any other Pledgor or any other Person, and a separate action or actions may be brought and prosecuted against any one or more Pledgors to enforce this Agreement, irrespective of whether any action is brought against the Company, any other Pledgor or any other Person or whether the Company, any other Pledgor or any other Person is joined in any such action or actions. All rights and security interests of the Financial Institutions hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Credit Documents or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment, renewal or waiver of or any consent to any departure from any of the Credit Documents, including, without limitation, any extension of the term and any increase in the Secured Obligations or any other liabilities resulting from the extension of additional credit or otherwise;

                  (c) any taking, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or any other liability;

                  (d) any manner of application of collateral, or proceeds thereof or of collections on account of any guaranty, to all or any of the Secured Obligations or any other liabilities, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other liabilities or of any other assets of the Company or any other Person;

                  (e) any liquidation, dissolution or termination of existence of, or other change in, the Company or any other Person;

                  (f) any bankruptcy, insolvency, receivership or other proceeding involving the Company or any other Person or any defense that may arise in connection with or as a result of any such bankruptcy, insolvency, receivership or other proceeding or otherwise;

                  (g) any indulgence, moratorium or release granted by any Financial Institution, including but not limited to (i) any renewal, extension or modification which a Financial Institution may grant with respect to the Secured Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which a Financial Institution may grant in respect of any item securing the Secured Obligations, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Secured Obligations; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, any Pledgor, a third party pledgor or any other Person.

         16.      Right of Set-off.

                  (a) Upon the occurrence and during the continuation of any Event of Default, each Financial Institution is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Financial Institution to or for the credit or the account of a Pledgor against any and all of the Secured Obligations, irrespective of whether or not such Financial Institution shall have made any demand under this Agreement and although such Secured Obligations may be contingent and unmatured. Each Financial Institution which sets-off pursuant to this Section 16(a) shall give prompt notice to the Company following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

                  (b) Any payment obtained by any Financial Institution pursuant to Section 16(a) (or in any other manner directly from a Pledgor) shall be remitted to the Collateral Trustee and the Collateral Trustee shall, at the Collateral Trustee's discretion, either hold such payment as Pledged Collateral or apply it to the Secured Obligations in the manner determined by the Collateral Trustee in its sole discretion.

         17. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

         18. Waiver of Jury Trial. THE PLEDGORS, THE COLLATERAL TRUSTEE, AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         19. Governing Law; Jurisdiction.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the in the Credit Agreement dated as of July 31, 2002, among the Company and the Financial Institutions named therein, terms defined in Articles 8 and 9 of the New York UCC are used herein as therein defined.

         (b) ANY LITIGATION BASED HEREON, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL TRUSTEE, THE FINANCIAL INSTITUTIONS OR THE PLEDGORS IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL TRUSTEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 6.4 OF THE COLLATERAL TRUST AGREEMENT. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT

FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE
ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         (c) THIS AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO SUCH SUBJECT MATTER.

         20. Counterpart. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

         21. Waiver. Each Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice (except notices expressly required to be given to such Pledgor under this Agreement) with respect to any of the Secured Obligations and this Agreement and any requirement that any of the Financial Institutions protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any collateral.

         22. Subrogation and Other Rights to Repayment. Each Pledgor irrevocably WAIVES any and all rights to which it may be entitled (by operation of law or otherwise) by performing its obligations under this Agreement (i) to be subrogated to the rights of any Financial Institution against the Company or
(ii) to receive any payment, in the nature of contribution or for any other reason, from the Company. If any amount shall be paid to any Pledgor on account of such subrogation rights or the Pledgor receives any such payment referred to in clause (ii) above, such Pledgor agrees to hold such amount of such payment, as the case may be, in trust for the benefit of the Financial Institutions, and such Pledgor agrees to forthwith pay such amount or such payment, as the case may be, to the Collateral Trustee to be credited against and applied upon the Secured Obligations, whether matured or unmatured, in such order as may be determined by the Collateral Trustee in its sole discretion.

         23. Subordination. Each Pledgor hereby expressly covenants and agrees for the benefit of the Financial Institutions that all obligations and liabilities of the Obligors or other Pledgors to such Pledgor of whatsoever description (including, without limitation, all intercompany receivables of such Pledgor from each of the Obligors or other Pledgors) shall be subordinated and junior in right of payment to the Secured Obligations. Following the occurrence of an Event of Default, all indebtedness of the Obligors or other Pledgors to such Pledgor shall be collected and received by such Pledgor as trustee for the Financial Institutions and paid over to the Financial Institutions, or any one or more of them, as the case may be, on account of the Secured Obligations, but without reducing or affecting in any manner the obligations of such Pledgor under this Agreement.

         24. Incorporated Definitions. All defined terms that are incorporated from other agreements into this Agreement by reference shall have the meanings assigned to such terms as of the date hereof but shall not be modified by any subsequent amendment or modification that takes place after the date hereof unless consented to by the parties hereto.

IN WITNESS WHEREOF, the Pledgors caused this Agreement to be duly executed and delivered by their respective officers or representatives thereunto duly authorized as of the date first above written.


                                            PLEDGORS:



                                            [SEE ATTACHED CHART.]


Agreed to:

CITIBANK, N.A., AS COLLATERAL TRUSTEE


By:      /s/ J. Christopher Lyons
     ---------------------------------------
Name:
       -------------------------------------
Title:   Vice President
        ------------------------------------


                      [SIGNATURE PAGE TO PLEDGE AGREEMENT]

By signing below, each of the following Obligors (the equity interests or shares of which constitute Pledged Shares hereunder) confirms that an executed copy of this Agreement has been submitted to it and acknowledges the above pledge of the Pledged Collateral.


                                    OBLIGORS:


                              [SEE ATTACHED CHART.]


                      [SIGNATURE PAGE TO PLEDGE AGREEMENT]

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

                           SCHEDULE OF PLEDGED SHARES

                                                                                                        PERCENT OF
                                        STATE OF                                                        TOTAL EQUITY
                                        ORGANIZATION               STOCK                                INTERESTS
                   PLEDGED              (PLEDGED       CLASS OF  CERTIFICATE   PAR       NUMBER OF      OWNED BY
PLEDGOR            SUBSIDIARY           SUBSIDIARY)    STOCK         NO.       VALUE      SHARES        PLEDGOR*
-------            ----------           ------------   --------  -----------   -----     ---------      -------------
The Williams       Williams Energy         DE            N/A         N/A        N/A          N/A            100%
Companies, Inc.    Services, L.L.C.

                   Williams                DE          Common         1         100           10            100%
                   Natural Gas
                   Liquids, Inc.

                   Williams                DE          Common         2         1.00        1,000           100%
                   Midstream
                   Natural Gas
                   Liquids, Inc.

                   Williams                DE          Common         1         1.00        1,000           100%
                   Express, Inc.
                   (DE)

Williams Energy    Williams Field          DE          Common         5         1.00        1,000           100%
Services, L.L.C.   Services Group,
                   Inc.

                   Williams Alaska         DE            N/A         N/A        N/A          N/A            100%
                   Pipeline
                   Company, L.L.C.

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Bio-Energy,
                   L.L.C.

                   Williams                DE          Common         3         1.00        1,000           100%
                   Merchant
                   Services
                   Company, Inc.

                   Mapco, Inc.             DE          Common         1        10.00         100            100%

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Production
                   Company, L.L.C.

                   Williams GP, LLC        DE            N/A         N/A        N/A          N/A          [99.8]%

                   Williams Energy         DE            N/A         N/A        N/A          N/A          [19.3]%
                   Partners, L.P.

Williams Field     Black Marlin            TX          Common         16        0.10        44,800          100%
Services Group,    Pipeline Company
Inc.

                   WFS                     DE          Common         1         0.00         100            100%
                   Enterprises,
                   Inc.

                   WFS-Liquids             DE          Common         12        1.00         100            100%
                   Company

                   Williams Field          DE          Common         4         1.00        1,000           100%
                   Services Company

                   Williams Gas            DE          Common         2         1.00        1,000           100%
                   Processing
                   Company

                   Williams Gas            DE          Common         5         1.00        1,000           100%
                   Processing -
                   Wamsutter
                   Company

                   North Padre             DE          Common         1         1.00        1,000           100%
                   Island
                   Spindown, Inc.

Williams           Williams Energy         DE          Common         7         1.00        1,000           100%
Merchant           Marketing &
Services           Trading Company
Company, Inc.

Williams Energy    Worthington             DE            N/A         N/A        N/A          N/A            100%
Marketing &        Generation,
Trading Company    L.L.C.

                   Memphis                 DE            N/A         N/A        N/A          N/A            100%
                   Generation,
                   L.L.C.

Mapco, Inc.        Gas Supply,             DE            N/A         N/A        N/A          N/A            100%
                   L.L.C.

Williams Natural   Juarez Pipeline         DE          Common         2         1.00        1,000           100%
Gas Liquids, Inc.  Company

                   MAPL                    DE          Common         2         1.00        1,000           100%
                   Investments,
                   Inc.

                   WFS-NGL                 DE          Common         3         1.00        1,000           100%
                   Pipeline
                   Company, Inc.

                   Williams GP, LLC        DE            N/A         N/A        N/A          N/A           [0.2]%

                   Williams Energy         DE            N/A         N/A        N/A          N/A           [5.1%]
                   Partners, L.P.

WFS-NGL Pipeline   WILPRISE                DE            N/A         N/A        N/A          N/A           37.35%
Company, Inc.      Pipeline
                   Company,
                   L.L.C.**


                   Tri-States NGL          DE            N/A         N/A        N/A          N/A           16.67%
                   Pipeline,
                   L.L.C.**

Juarez Pipeline    Rio Grande              DE            N/A         N/A        N/A          N/A            45%
Company            Pipeline
                   Company**

Williams           Baton Rouge             DE            N/A         N/A        N/A          N/A           27.5%
Midstream          Fractionators,
Natural Gas        L.L.C.**
Liquids, Inc.

Williams           Williams                 AK         Common         1         1.00        1,000           100%
Express, Inc.      Express, Inc.
(DE)               (AK)

                   Williams                 DE           N/A         N/A        N/A          N/A            100%
                   Refining &
                   Marketing,
                   L.L.C.

                   Williams Alaska         AK          Common         1         1.00        1,000           100%
                   Petroleum, Inc.

Williams Alaska    Williams Alaska         AK            N/A         N/A        N/A          N/A            100%
Petroleum, Inc.    Air Cargo
                   Properties,
                   L.L.C.

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Olefins, L.L.C.    Olefins
                   Feedstock
                   Pipelines,
                   L.L.C.

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Refining &         Olefins, L.L.C.
Marketing, L.L.C.

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Generating
                   Memphis, LLC

                   Williams                DE          Common         3         1.00        1,000           100%
                   Memphis
                   Terminal, Inc.

                   Williams                DE          Common         4         1.00        1,000           100%
                   Petroleum
                   Pipeline
                   Systems, Inc.

Williams           Williams                DE          Common         2         1.00        1,000           100%
Bio-Energy,        Ethanol
L.L.C.             Services, Inc.

                   Nebraska                KS            N/A         N/A        N/A          N/A           74.9%
                   Energy, L.L.C.**

WFS Enterprises,   Williams Field          DE            N/A         N/A        N/A          N/A            99%
Inc.               Services-Gulf
                   Coast Company,
                   L.P.

Williams Field     Williams Field          DE            N/A         N/A        N/A          N/A             1%
Services Company   Services-Gulf
                   Coast Company,
                   L.P.

WFS-Liquids        WFS-Offshore            DE          Common         5         0.00         100            100%
Company            Gathering
                   Company

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Petroleum          Mid-South
Pipeline           Pipelines, LLC
Systems, Inc.

* Each Pledgor is pledging all of the equity interests it owns or hereafter acquires in each of its pledged Subsidiaries. This column indicates the percent of total equity interests in the pledged Subsidiary owned by this Pledgor as of the date of this Agreement.

** Pledgor's pledge of the equity interests in this Subsidiary shall not be effective until Pledgor has obtained all necessary consents in connection with such pledge, as more fully described on Schedule XII of the Credit Agreement.

                                   SCHEDULE II
                               TO PLEDGE AGREEMENT

                               UCC FILING OFFICES


                                                       UCC Central Filing Offices of the Secretary of
               Entity                                        State for the Following States
               ------                                  -----------------------------------------------
A.       Black Marlin Pipeline Company                                        TX
B.       Gas Supply, L.L.C.                                                   DE
C.       Juarez Pipeline Company                                              DE
D.       Mapco, Inc.                                                          DE
E.       MAPL Investments, Inc.                                               DE
F.       Memphis Generation, L.L.C.                                           DE
G.       North Padre Island Spindown, Inc.                                    DE
H.       The Williams Companies, Inc.                                         DE
I.       WFS - NGL Pipeline Company, Inc.                                     DE
J.       WFS Enterprises, Inc.                                                DE
K.       WFS Offshore Gathering Company                                       DE
L.       WFS-Liquids Company                                                  DE
M.       Williams Alaska Air Cargo Properties, L.L.C.                         AK
N.       Williams Alaska Petroleum, Inc.                                      AK
O.       Williams Alaska Pipeline Company, L.L.C.                             DE

                                                       UCC Central Filing Offices of the Secretary of
               Entity                                        State for the Following States
               ------                                  -----------------------------------------------
P.       Williams Bio-Energy, L.L.C.                                          DE
Q.       Williams Energy Marketing & Trading Company                          DE
R.       Williams Energy Services, L.L.C                                      DE
S.       Williams Ethanol Services, Inc.                                      DE
T.       Williams Express, Inc. (AK)                                          AK
U.       Williams Express, Inc. (DE)                                          DE
V.       Williams Field Services Company                                      DE
W.       Williams Field Services Group, Inc.                                  DE
X.       Williams Field Services-Gulf Coast Company,                          DE
           L.P.
Y.       Williams Gas Processing Company                                      DE
Z.       Williams Gas Processing -Wamsutter Company                           DE
AA.      Williams Generating Memphis, LLC                                     DE
BB.      Williams GP, LLC                                                     DE
CC.      Williams Memphis Terminal, Inc.                                      DE
DD.      Williams Merchant Services Company, Inc                              DE

                                                       UCC Central Filing Offices of the Secretary of
               Entity                                        State for the Following States
               ------                                  -----------------------------------------------
EE.      Williams Mid-South Pipelines, LLC                                    DE
FF.      Williams Midstream Natural Gas Liquids, Inc.                         DE
GG.      Williams Natural Gas Liquids, Inc.                                   DE
HH.      Williams Olefins Feedstock Pipelines, L.L.C.                         DE
II.      Williams Olefins, L.L.C.                                             DE
JJ.      Williams Petroleum Pipeline Systems, Inc.
KK.      Williams Production Company, L.L.C.                                  DE
LL.      Williams Refining & Marketing, L.L.C.                                DE
MM.      Worthington Generation, L.L.C.                                       DE

                                  SCHEDULE III
                               TO PLEDGE AGREEMENT

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________________________.
("Transferor") does hereby sell, assign and transfer to ___________________ ___________ (_____) shares of the Common Stock, par value $______ per share of
__________________________________, ____ a _______________ ________________ (the
"Company"), represented by Certificate No. __ (the "Shares"). Transferor hereby irrevocably constitutes and appoints the Company as Attorney-in-fact to transfer the foregoing Shares on the books of the Company, with full power of substitution in the premises, and ratifies and confirms all lawful actions taken by said attorney-in-fact by virtue hereof.

         The Shares are owned beneficially and of record by the undersigned, free and clear of all liens, security interests, claims, charges, encumbrances and rights of others.

         Executed this ___ day of _______, 20__




                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------

                                   SCHEDULE IV
                                       TO
                                PLEDGE AGREEMENT

                           PLEDGE AGREEMENT SUPPLEMENT

         This Pledge Agreement Supplement, dated as of _____________________, _____, is delivered pursuant to either Section 3 or Section 5 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement dated as of July 31, 2002 (the "Pledge Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and between the undersigned and Citibank, N.A., as collateral trustee, for the benefit of the holders of the Secured Obligations. This instrument and each issue arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (excluding its conflict of laws principles). This choice of New York law has been made pursuant to Section 5-1401 of the General Obligations Law of the State of New York.

         The undersigned agrees that the securities listed below shall for all purposes constitute Pledged Collateral and shall be subject to the security interest created by the Pledge Agreement.

         The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement are true and correct as to the Pledged Collateral listed herein on and as of the date hereof.

                                        [PLEDGOR]



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                   State or           Class          Stock             Percentage
Name of            Country or         of             Certificate       of                  Par           Number
Subsidiary         Organization       Stock          No(s).            Ownership           Value         of Shares
----------         ------------       -----          ------            ---------           -----         ---------





By signing below, _____________________________ confirms that an executed copy of the Pledge Agreement dated as of July 31, 2002 among The Williams Companies, Inc., and each of the Subsidiaries which is a signatory thereto or which subsequently became a party thereto in accordance with the terms thereof, in favor of Citibank, N.A., as collateral trustee, together with this Pledge Agreement Supplement, has been submitted to it and acknowledges the above pledge of the Pledged Collateral.

                                [NAME OF COMPANY IN WHICH
                                SHARES ARE PLEDGED]
                                     a [jurisdiction and form of organization]



                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                   SCHEDULE V
                                       TO
                                PLEDGE AGREEMENT

                                CREDIT DOCUMENTS

1. That Credit Agreement dated as of July 31, 2002 (as amended, modified, supplemented or restated from time to time), by and among the Company together with Citicorp USA, Inc., as agent and collateral agent, Bank of America N. A. as syndication agent, Citibank, N.A. and Bank of America N.A. as issuing bank, Salomon Smith Barney Inc. as L/C Arranger, and the banks named therein.

2. The Company; Northwest Pipeline Corporation, a Delaware corporation; Transcontinental Gas Pipe Line Corporation, a Delaware corporation; and Texas Gas Transmission Corporation, a Delaware corporation, as the borrowers, have entered into a Credit Agreement dated July 25, 2000, as amended, together with the banks named therein, and The Chase Manhattan Bank and Commerzbank AG as co-syndication agents, and Credit Lyonnais New York Branch as documentation agent and Citibank, N.A., as agent, and Salomon Smith Barney, as Arranger.

3 Indenture between MAPCO, Inc., as Issuer, and Bankers Trust Company, as Trustee dated March 31, 1990.

4 Indenture between Transco Energy Company, as Issuer, and The Bank of New York, as Trustee, dated May 1, 1990.

         All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with any of the foregoing Credit Documents.

PLEDGORS TO THE PLEDGE AGREEMENT:

Juarez Pipeline Company
Mapco, Inc.
The Williams Companies, Inc.
WFS Enterprises, Inc.
WFS-Liquids Company
WFS-NGL Pipeline Company Inc.
Williams Alaska Petroleum, Inc.
Williams Alaska Pipeline Company, L.L.C.
Williams Bio-Energy, L.L.C.
Williams Energy Marketing & Trading Company
Williams Energy Services, L.L.C.
Williams Express, Inc. [DE]
Williams Field Services Company
Williams Field Services Group, Inc.
Williams Merchant Services Company, Inc.
Williams Midstream Natural Gas Liquids, Inc.
Williams Natural Gas Liquids, Inc.
Williams Olefins, L.L.C.
Williams Petroleum Pipeline Systems, Inc.
Williams Refining & Marketing, L.L.C.

PLEDGEES TO THE PLEDGE AGREEMENT:

Black Marlin Pipeline Company
Gas Supply, L.L.C.
Juarez Pipeline Company
Mapco, Inc.
MAPL Investments, Inc.
Memphis Generation, L.L.C.
North Padre Island Spindown, Inc.
WFS Enterprises, Inc.
WFS-Liquids Company
WFS-NGL Pipeline Company Inc.
WFS-Offshore Gathering Company
Williams Alaska Air Cargo Properties, L.L.C.
Williams Alaska Petroleum, Inc.
Williams Alaska Pipeline Company, L.L.C.
Williams Bio-Energy, L.L.C.
Williams Energy Marketing & Trading Company
Williams Energy Services, L.L.C.
Williams Ethanol Services, Inc.
Williams Express, Inc. [AK]
Williams Express, Inc. [DE]
Williams Field Services Company
Williams Field Services Group, Inc.
Williams Field Services-Gulf Coast Company, L.P.
Williams Gas Processing-Wamsutter Company
Williams Gas Processing Company
Williams Generating Memphis, LLC
Williams GP, LLC
Williams Memphis Terminal, Inc.
Williams Merchant Services Company, Inc.
Williams Mid-South Pipelines, LLC
Williams Midstream Natural Gas Liquids, Inc.
Williams Natural Gas Liquids, Inc.
Williams Olefins Feedstock Pipelines, L.L.C.
Williams Olefins, L.L.C.
Williams Production Company, L.L.C.
Williams Refining & Marketing, L.L.C.
Worthington Generation, L.L.C.